Prospectus Supplement

John Hancock Funds III

John Hancock Disciplined Value Mid Cap Fund (the fund)

Supplement dated March 31, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of December 31, 2023 (the Effective Date), Joseph F. Feeney, Jr. will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Feeney will be removed from the Summary Prospectus.

As of the Effective Date, Timothy P. Collard and Steven L. Pollack, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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